UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 11, 2013

AMERICAN MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(720) 457-6060

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 11, 2013, American Midstream Partners, LP (the “Partnership”) and certain of its affiliates (collectively, the “Partnership Parties”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”), providing for the issuance and sale by the Partnership, and the purchase by the Underwriter, of 2,400,000 common units representing limited partner interests in the Partnership (the “Common Units”) at a price to the public of $22.47 per Common Unit (the “Offering”). The Offering of the Common Units was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-183818) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) that became effective on November 27, 2013, as supplemented by a Prospectus Supplement dated December 13, 2013, as filed with the Commission on December 13, 2013, pursuant to Rule 424(b)(2) of the Securities Act. Pursuant to the Underwriting Agreement, the Partnership granted the Underwriter a 30-day option to purchase up to an additional 360,000 Common Units on the same terms as those relating to the Common Units sold by the Partnership in the Offering. The Offering is scheduled to close on December 17, 2013.

The Partnership intends to use the net proceeds of the Offering to fund a portion of the $60 million purchase price for the previously announced acquisition of Blackwater Midstream Holdings LLC (the “Blackwater Acquisition”).  In the event the Blackwater Acquisition is not consummated, the Partnership will use the net proceeds of the Offering to repay indebtedness under its credit facility and for general partnership purposes.  If the Underwriter exercises its option to purchase additional Common Units, the Partnership intends to use all the net proceeds from the sale of additional Common Units to repay a portion of the outstanding borrowings under its credit facility.

Pursuant to the Underwriting Agreement, the Partnership Parties agreed, among other things, to indemnify the Underwriter against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriter may be required to make in respect of those liabilities. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to this exhibit.

The Underwriter and its affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for us and our affiliates, for which they received or will receive customary fees and expense reimbursement. In particular, an affiliate of Barclays Capital Inc. is a lender under AL Blackwater, LLC’s credit facility and will receive a portion of the proceeds of this offering upon the completion of the proposed Blackwater Acquisition and any repayment of borrowings under that credit facility.

Amendment to Underwriting Agreement

On December 13, 2013, the Partnership Parties entered into an amendment to the Underwriting Agreement (the “Amendment”) with the Underwriter.  The Amendment was entered to amend the definition of “Execution Time” in the Underwriting Agreement and to make a technical change to Schedule II to the Underwriting Agreement to reflect the use of a permitted free writing prospectus in connection with the Offering on December 12, 2013.

A copy of the Amendment is attached hereto as Exhibit 1.2 and is incorporated by reference herein. The foregoing description of the terms of the Amendment is qualified in its entirety by reference to this exhibit.

Item 7.01 Regulation FD Disclosure.

On December 11, 2013, the Partnership issued a press release announcing the pricing of the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto. In accordance with General Instruction B.2 of Form 8-K, this press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement dated December 11, 2013 among American Midstream Partners, LP, American Midstream GP, LLC, American Midstream, LLC and Barclays Capital Inc.

1.2	Amendment to Underwriting Agreement dated December 13, 2013 among American Midstream Partners, LP, American Midstream GP, LLC, American Midstream, LLC and Barclays Capital Inc.

5.1	Opinion of Holland & Hart LLP

8.1	Opinion of Holland & Hart LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Holland & Hart LLP (included in Exhibit 8.1 hereto)

99.1	Press Release, dated December 11, 2013

Cautionary Statement regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined under the federal securities laws, including statements regarding the intended use of Offering proceeds, the anticipated closing date of the Offering and other aspects of the Offering. Although management believes that expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct. In addition, these statements are subject to certain risks, uncertainties and other assumptions that are difficult to predict and may be beyond our control, including market conditions, customary closing conditions and other factors described in the prospectus supplement and accompanying prospectus for the Offering. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, the Partnership’s actual results may vary materially from what management anticipated, estimated, projected or expected.

Investors are encouraged to closely consider the disclosures and risk factors contained in the Partnership’s reports filed from time to time with the Commission and in the prospectus supplement and accompanying prospectus for the Offering. The forward-looking statements contained herein speak only as of the date of this report.  The Partnership undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MIDSTREAM PARTNERS, LP

	By:	AMERICAN MIDSTREAM GP, LLC
its General Partner

	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

December 13, 2013

EXHIBITS INDEX

Exhibit Number	Description

1.1	Underwriting Agreement dated December 11, 2013 among American Midstream Partners, LP, American Midstream GP, LLC, American Midstream, LLC and Barclays Capital Inc.

1.2	Amendment to Underwriting Agreement dated December 13, 2013 among American Midstream Partners, LP, American Midstream GP, LLC, American Midstream, LLC and Barclays Capital Inc.

5.1	Opinion of Holland & Hart LLP

8.1	Opinion of Holland & Hart LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Holland & Hart LLP (included in Exhibit 8.1 hereto)

99.1	Press Release, dated December 11, 2013